      This Agreement BETWEEN

GASPAR INDUSTRIES, INC., a New York Corporation, with offices at 80 Jefferson Avenue, Mineola, New York 11501, as Landlord,

and

INFINITE TECHNOLOGY GROUP, LTD., a New York Corporation, with offices at 77 Jericho Turnpike, Mineola, New York 11501, as Tenant

Witnesseth: The Landlord hereby leases to the Tenant the following premises:

Approximately 5,220 square feet (the entire lower level) of premises 259 Elm Place, Mineola, New York 11501, as shown on Exhibit "A" attached.

for the term of three (3) years to commence from the 1st day of February, 1996 and to end on the 31st day of January, 1999 to be used and occupied only for storage, integration, and display of computer equipment.

                                    upon the conditions and covenants following:

1st. That the tenant shall pay the annual rent as set forth in rider paragraph 28th.

2nd. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all repairs except structural. and at the end of other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

3rd. That the Tenant shall promptly execute and comply with all statues, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost and expense.

4th. That the Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or underlease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord as if it were the expiration of the original term.

5th. Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises can not be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the Premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damaged structural parts of the Premises. Landlord is not required to repair or replace any equipment, fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord's control.

      If the fire or other casualty is caused by an act or neglect of Tenant, Tenant's employees or invitees, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant's expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent.

      Landlord has the right to demolish or rebuild the building if there is substantial damage by fire or other casualty. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord's intention to demolish or rebuild. The lease will end 30 days after Landlord's cancellation notice to Tenant. Tenant must deliver the Premises to Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. If the Lease is cancelled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire or casualty. This Section is intended to replace the terms of New York Real Property Law Section 227.

6th. The said Tenant agrees that the said Landlord and the Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

7th. The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8th. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

9th. Landlord may replace, at the expense of Tenant, any and all broken glass in and about the demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Bills, for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereon shall be deemed to be, and be paid as, additional rental. Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

13th. That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the service of any notice in writing of intention to re-enter.

14th. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of canceling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

17th. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant five days' notice in writing of the Landlord's intention to do so, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

19th. That the Tenant will not nor will the Tenant permit undertenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

20th. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified, discharged or terminated orally.

21st. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the Tenant.

22nd. If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

23rd. In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupancy of said premises, and/or any claim of injury or damage.

24th. The Tenant waives all rights to redeem under any law of the State of New York.

25th. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

26th. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

27th. Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.


                                  See attached.


      And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord.

      And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

      In Witness Whereof, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed this day of
                  19


      Signed, sealed and delivered        GASPAR INDUSTRIES, INC.
in the presence of                        BY:
                                                                           L. S.
                                          ---------------------------------
                                          Steven Saloy
                                          /s/ Steven Saloy, Pres.          L. S.
                                          ---------------------------------

                                          INFINITE TECHNOLOGY GROUP, LTD.  L. S.
                                          ---------------------------------
                                          BY: JAMES McGOWAN

State of New York
                  }ss.:
County of

      On the       day of                19  , before me personally came

to me known and known to me to be the individual described in, and who executed,
the foregoing instrument, and              acknowledged to me that he executed
the same.

State of New York
                  }ss.:
County of

      On the       day of                19  , before me personally came

to me known , who, being by me duly sworn, did depose and say that he resides at No.

that he is the                  of

the corporation mentioned in, and which executed, the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of of said corporation; and that he signed his name thereto by like order.

                     ======================================



                     ======================================

                                      Lease

                     ======================================

                          Dated, ___________________19

      In Consideration of the letting of the premises within mentioned to the within named Tenant and the sum of $1.00 paid to the undersigned by the within named Landlord, the undersigned do hereby covenant and agree, to and with the Landlord and the Landlord's legal representatives, that if default shall at any time be made by the said Tenant in the payment of the rent and the performance of the covenants contained in the within lease, on the Tenant's part to be paid and performed, that the undersigned will well and truly pay the said rent, or any arrears thereof, that may remain due unto the said Landlord, and also pay all damages that may arise in consequence of the non-performance of said covenants, or either of them, without requiring notice of any such default from the said Landlord. The undersigned hereby waives all right to trial by jury in any action or proceeding hereinafter instituted by the Landlord, to which the undersigned may be a party.

      In Witness Whereof, the undersigned has set hand and seal this         day
of                 , 19

WITNESS

                                                 ___________________________L.S.

                                   EXHIBIT "A"

     [DIAGRAM OF LOTS 478 TO 481 INCLUSIVE, ROOSEVELT PARK,
               FLD., MINEOLA, NASSAU CO., N.Y.]

RIDER TO LEASE DATED:
BETWEEN, GASPAR INDUSTRIES, INC., LANDLORD, -AND-
INFINITE TECHNOLOGY GROUP, LTD.

28th. The Tenant shall pay during the following periods, the following annual fixed rent, in the following monthly installments, in advance of the first day of each and every month:

                                      ANNUAL           MONTHLY
PERIOD                              FIXED RENT      INSTALLMENTS
----------------------------------------------------------------
Feb 1,1996 thru Jan 31,1997        $ 30,000.00       $ 2,500.00
Feb 1,1997 thru Jan 31,1998          31,500.00         2,625.00
Feb 1,1998 thru Jan 31,1999          33,075.00         2,756.25

29th The Tenant shall pay as additional rent hereunder:

      a) 50% of any increase in the real estate taxes levied against the building and lot known as 259 Elm Place, Mineola of which the demised premises is a part, which increase exceeds the General Tax for the year January 1, 1996 to December 31, 1996, the School Tax for the fiscal year July 1, 1996 to June 30, 1997; and the Village Tax for the fiscal year June 1, 1996 to May 31, 1997; and 50% of any other tax or assessment that may be levied against said building and lot.

      b) If the names, lien dates or items included in the real estate taxes now assessed against the parcels of which the demised premises form a part, are changed during the term of this lease, the tenant shall pay the aforesaid proportionate shares of the amounts by which the total real estate taxes paid by the Landlord, by whatever name such tax is called or periods covered, shall exceed the total amount now paid by the Landlord for the three taxes and base years set forth above.

      c) Any such increase in taxes shall be paid as additional rent, in advance of the lien dates of any such tax, upon presentation to the Tenant of a copy of the bill showing the tax due. Upon the Tenant's failure to pay any additional rent as billed by the Landlord, the Landlord may collect same as provided for herein and as provided by law. If Landlord receives a refund by reason of protesting the tax assessment, tenant shall receive its proportionate share of additional rent refunded.

30th During the term of this lease Tenant shall at it's sole cost and expense, provide and keep in force, comprehensive public liability insurance including property damage, insuring Landlord and Tenant against liability for injury or damage to persons or property incurred in or about the demised premises or arising out of the ownership, maintenance, use or occupation thereof. Such policy shall be written by good and reputable solvent insurance companies, shall name the Landlord as an additional insured, and shall be for not less than $500,000.00 coverage in respect to any one person and not less than $1,000,000.00 coverage in respect to any one accident, and shall further provide that such policy will not be cancelled without at least fifteen (15) days prior written notice to the Landlord.

      At or prior to the commencement of this lease and at least fifteen (15) days prior to the expiration of any such policy, Tenant shall deliver to Landlord an appropriate Certificate of Insurance evidencing the existence and continuation of the required coverage. Upon Tenant's failure to comply in full with these provisions the Landlord shall have the right to secure or pay the charges for any such policy and charge the Tenant as additional rent therefore.

      Tenant shall indemnify and hold Landlord harmless from and against any and all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance, suffered or incurred as a result of any breach by the Tenant of any covenant or condition of this lease.

31st Tenant acknowledges that Landlord has made no representations as to the physical condition, operation or any other matter relating to the demised premises; that Tenant has had full opportunity and has made a thorough inspection of the premises and is familiar with same: and Tenant agrees to accept delivery of the premises in their present "as is" condition.

32nd Tenant will pay for the electricity, water and gas for heating, used in the demised premises; shall maintain and pay the cost of a service contract on the heating and air conditioning systems; and shall also pay for its own rubbish removal and janitorial services.

33rd Tenant shall have the use of two reserved parking spaces in the parking lot of the demised premises.

      Landlord shall keep the parking areas and entrances free of snow and debris.

34th If Landlord institutes any proceeding or any action against the tenant for breach of the terms and conditions of this lease, Landlord shall be entitled to reimbursement for all the costs and expenses incurred including reasonable attorney's fees.

35th Tenant at its sole expense shall supply proportionate share of matching signage on the outside of the building.


                                         GASPAR INDUSTRIES, INC.

                                         by /s/ Steven Saloy, Pres.
                                            -------------------------------

                                         INFINITE TECHNOLOGY GROUP, LTD.

                                         by /s/ JAMES McGOWAN
                                            -------------------------------

                          EXTENTION OF LEASE AGREEMENT

      AGREEMENT made this 1st day of April 1999, between GASPAR INDUSTRIES, INC., a New York corporation, with offices at 80 Jefferson Avenue, Mineola, New York 11501, (Landlord), and INFINITE TECHNOLOGY GROUP, LTD. A New York corporation, with offices at 77 Jericho Turnpike, Mineola, New York 11501, (Tenant).

                              W I T N E S S E T H:

      WHEREAS, the parties hereto entered into a Lease Agreement covering approximately 5,220 square feet (entire lower level) of premises 259 Elm Place, Mineola, New York 11501, for a period of three (3) years commencing February 1, 1996 and terminating on January 31, 1999, and

      WHEREAS, the parties are desirous of extending the aforesaid Lease under the terms and conditions hereinafter set forth,

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, and those in the stated Lease, the parties hereby agree as follows:

      FIRST: The term of the extended Lease shall commence on February 1, 1999 and terminate on January 31, 2002.

      SECOND: The Tenant shall pay during the following period, the following annual fixed rent, in the following monthly installments, in advance of the first day of each and every month:

                                            ANNUAL            MONTHLY
            PERIOD                        FIXED RENT        INSTALLMENTS
            ------                        ----------        ------------
February 1, 1999-January 31, 2000         $34,067.28         $2,838.94
February 1, 1000-January 31, 2001         $35,089.32         $2,924.11
February 1, 2001-January 31, 2002         $36,141.96         $3,011.83

      THIRD: That except as modified by this extension agreement, all of the terms and conditions of the original Lease, shall apply during the extended term herein granted.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above.


                                         GASPAR INDUSTRIES, INC.

                                         by /s/ Steven Saloy, Pres.
                                            -------------------------------
                                            Steven Saloy

                                         INFINITE TECHNOLOGY GROUP, LTD.

                                         by /s/ JAMES McGOWAN
                                            -------------------------------

      THIS AGREEMENT BETWEEN

GASPAR INDUSTRIES, INC., a New York Corporation, with offices at 80 Jefferson Avenue, Mineola, New York 11501,

                                                                    as Landlord,

and

INFINITE TECHNOLOGY GROUP, LTD., a New York Corporation, with offices at 77 Jericho Turnpike, Mineola, New York 11501,

                                                                       as Tenant

Witnesseth: The Landlord hereby leases to the Tenant the following premises:
Approximately 2,400 square feet on the upper level of premises 65 Washington Avenue, Mineola, New York, as shown on Exhibit "A" attached,

for the term of two (2) years

to commence from the 1st day of March, 1997, and to end on the

28th day of February, 1999, to be used and occupied only for offices, storage, integration and display of computer equipment,

                                    upon the conditions and covenants following:

1st. That the tenant shall pay the annual rent as set forth in rider paragraph 28th.

2nd. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all repairs except structural and at the end of other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

3rd. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost sand expense.

4th. That the Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or underlease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord as if it were the expiration of the original term.

5th. Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises cannot be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the Premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damaged structural parts of the Premises. Landlord is not required to repair or replace any equipment, fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord's control.

      If the fire or other casualty is caused by an act or neglect of Tenant, Tenant's employees or invitees, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant's expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent.

      Landlord has the right to demolish or rebuild the building if there is substantial damage by fire or other casualty. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord's intention to demolish or rebuild. The lease will end 30 days after Landlord's cancellation notice to Tenant. Tenant must deliver the Premises to Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. If the Lease is cancelled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire or casualty. This Section is intended to replace the terms of New York Real Property Law Section 227.

6th. The said Tenant agrees that the said Landlord and the Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

7th. The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8th. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

9th. Landlord may replace, at the expense of Tenant, any and all broken glass in and about the demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Bills, for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereon shall be deemed to be, and be paid as, additional rental. Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

12th. That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

13th. That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the service of any notice in writing of intention to re-enter.

14th. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of canceling this lease without incurring any expense or damage and the term granted is expressly limited accordingly.

17th. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant five days' notice in writing of the Landlord's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

19th. That the Tenant will not nor will the Tenant permit undertenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

20th. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified, discharged or terminated orally.

21st. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the Tenant.

22nd. If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

23rd. In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupancy of said premises, and/or any claim of injury or damage.

24th. The Tenant waives all rights to redeem under any law of the State of New York.

25th. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

26th. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

27th. Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until posession is given or is available, but the term herein shall not be extended.

                                  See attached.

      And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord.

      And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

      In Witness Whereof, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate officers
and caused their proper corporate seal to be hereto affixed) this     day of
                      19

      Signed, sealed and delivered

in the presence of                      GASPAR INDUSTRIES, INC.

                                        BY:
                                        ----------------------------------L. S.

                                        STEVEN SALOY
                                        ----------------------------------L. S.

                                        INFINITE TECHNOLOGY GROUP, LTD.

                                        BY:
                                        ----------------------------------L. S.

State of New York   )
                    ) SS.:
County of           )

      On the                 day of               19  , before me personally
came                    to me known and known to me to be the individual
described in, and who executed, the foregoing instrument, and acknowledged to me
that   he   executed the same.


State of New York   )
                    ) SS.:
County of           )

On the                 day of               19  , before me personally came
                   to me known, who, being duly sworn, did depose and say the
  he   resides at No.             that he is the              of            the
corporation mentioned in, and which executed, the foregoing instrument; that
  he   knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board
of                 of said corporation; and that   he   signed h   name thereto
by like order.

================================================================================


================================================================================
                                     Lease
================================================================================

                        Dated, __________________ 19

      In Consideration of the letting of the premises within mentioned to the within named Tenant and the sum of $1.00 paid to the undersigned by the within
named Landlord, the undersigned do         hereby covenant and agree, to and
with the Landlord and the Landlord's legal representatives, that if default shall at any time be made by the said Tenant in the payment of the rent and the performance of the covenants contained in the within lease, on the Tenant's part to be paid and performed, that the undersigned will well and truly pay the said rent, or any arrears thereof, that may remain due unto the said Landlord, and also pay all damages thay may arise in consequence of the non-performance of said covenants, or either of them, without requiring notice of any such default from the said Landlord. The undersigned hereby waives all rights to trial by jury in any action or proceeding hereinafter instituted by the Landlord, to which the undersigned may be a party.

      In Witness Whereof, the undersigned ha    set       hand and seal this
       day of             , 19

WITNESS
                                    ----------------------------------------L.S.

                                   Exhibit "A"

        [Diagram of Upper Level of 65 Washington Ave., Mineola, NY 11501]

RIDER TO LEASE DATED:
BETWEEN, GASPAR INDUSTRIES, INC., LANDLORD, -AND-
INFINITE TECHNOLOGY GROUP, LTD.

28TH. The Tenant shall pay during the following periods, the following annual fixed rent, in the following monthly installments, in advance of the first day of each and every month:

                                          ANNUAL            MONTHLY
PERIOD                                  FIXED RENT        INSTALLMENTS
------                                 -----------        ------------

Mar 1, 1997 thru Feb 28, 1998          $21,600.00         $ 1,800.00
Mar 1, l998 thru Feb 28, 1999           22,680.00           1,890.00

29th The Tenant shall pay as additional rent hereunder:

      a) 25% of any increase in the real estate taxes levied against the building and lot known as 65 Washington Avenue, of which the demised premises is a part, which increase exceeds the General Tax for the year January 1, 1997 to December 31, 1997, the School Tax for the fiscal year July 1, 1996 to June 30, 1997; and the Village Tax for the fiscal year June 1, 1996 to May 31, 1997; and 25% of any other tax or assessment that may be levied against said building and lot.

      b) If the names, lien dates or items included in the real estate taxes now assessed against the parcels of which the demised premises form a part, are changed during the term of this lease, the tenant shall pay the aforesaid proportionate shares of the amounts by which the total real estate taxes paid by the Landlord, by whatever name such tax is called or periods covered, shall exceed the total amount now paid by the Landlord for the three taxes and base years set forth above.

      c) Any such increase in taxes shall be paid as additional rent, in advance of the lien dates of any such tax, upon presentation to the Tenant of a copy of the bill showing the tax due. Upon the Tenant's failure to pay any additional rent as billed by the Landlord, the Landlord may collect same as provided for herein and as provided by law. If Landlord receives a refund by reason of protesting the tax assessment, tenant shall receive its proportionate share of additional rent refunded.

30th During the term of this lease Tenant shall at it's sole cost and expense, provide and keep in force, comprehensive public liability insurance including property damage, insuring Landlord and Tenant against liability for injury or damage to persons or property incurred in or about the demised premises or arising out of the ownership, maintenance, use or occupation thereof. Such policy shall be written by good and reputable solvent insurance companies, shall name the Landlord as an additional insured, and shall be for not less than $500,000.00 coverage in respect to any one person and not less than $1,000,000.00 coverage in respect to any one accident, and shall further provide that such policy will not be cancelled without at least fifteen (15) days prior written notice to the Landlord.

     At or prior to the commencement of this lease and at least fifteen (15) days prior to the expiration of any such policy, Tenant shall deliver to Landlord an appropriate Certificate of Insurance evidencing the existence and continuation of the required coverage. Upon Tenant's failure to comply in full with these provisions the Landlord shall have the right to secure or pay the charges for any such policy and charge the Tenant as additional rent therefore.

     Tenant shall indemnify and hold Landlord harmless from and against any and all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance, suffered or incurred as a result of any breach by the Tenant of any covenant or condition of this lease.

31st Tenant acknowledges that Landlord has made no representations as to the physical condition, operation or any other matter relating to the demised premises; that Tenant has had full opportunity and has made a thorough inspection of the premises and is familiar with same; and Tenant agrees to accept delivery of the premises in their present "as is" condition.

32nd Tenant will pay for the electricity, water and fuel oil used in the demised premises; shall maintain and pay the cost of a service contract on the heating and air conditioning systems; and shall also pay for its own rubbish removal and janitorial services.

33rd Tenant shall have the use of two reserved parking spaces at the end of Washington Avenue.

      Landlord shall keep the parking areas and entrances free of snow and debris.

34th If Landlord institutes any proceeding or any action against the tenant for breach of the terms and conditions of this lease, Landlord shall be entitled to reimbursement for all the costs and expenses incurred including reasonable attorney's fees.

35th Landlord at its sole expense shall supply to Tenant its proportionate share of matching signage on the outside of the building.

                              GASPAR INDUSTRIES, INC.

                              by ___________________________

                              INFINITE TECHNOLOGY GROUP, LTD.

                              by ___________________________

     THIS AGREEMENT BETWEEN

GASPAR INDUSTRIES, INC., a New York Corporation, with offices at 80 Jefferson Avenue, Mineola, New York 11501,

                                                                     as Landlord

and

INFINITE TECHNOLOGY GROUP, LTD., a New York Corporation, with offices at 77 Jericho Turnpike, Mineola, New York 11501,

                                                                       as Tenant

WITNESSETH: The Landlord hereby leases to the Tenant the following premises:

Approximately 5,500 square feet (entire lower level) of premises 65 Washington Avenue, Mineola, New York 11501, as shown on Exhibit "A" attached.

for the term of three (3) years

to commence from the 1st day of August, 1996, and to end on the

31st day of July, l999, to be used and occupied only for offices, storage, integration and display of computer equipment,

                                    upon the conditions and covenants following:

1st. That the Tenant shall pay the annual rent as set forth in rider paragraph 28th.

2nd. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all repairs except structural.

and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

3rd. That the Tenant shall promptly execute and comply with all statues, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost sand expense.

4th. That the Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or underlease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing; or occupy or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord as if it were the expiration of the original term.

5th. Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises can not be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the Premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damaged structural parts of the Premises. Landlord is not required to repair or replace any equipment, fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord's control.

      If the fire or other casualty is caused by an act or neglect of Tenant, Tenant's employees or invitees, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant's expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent.

      Landlord has the right to demolish or rebuild the building if there is substantial damage by fire or other casualty. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord's intention to demolish or rebuild. The Lease will end 30 days after Landlord's cancellation notice to Tenant. Tenant must deliver the Premises to Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. If the Lease is cancelled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire or casualty. This Section is intended to replace the terms of New York Real Property Law Section 227.

to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

7th. The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8th. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

9th. Landlord may replace, at the expense of Tenant, any and all broken glass in and about the demised premises. Landlord may insure, and keep insured, all place glass in the demised premises for and in the name of Landlord. Bills, for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereon shall be deemed to be, and be paid as, additional rental. Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

13th. That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the service of any notice in writing of intention to re-enter.

14th. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereinafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

17th. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant five days' notice in writing of the Landlord's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said ate were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

19th. That the Tenant will not nor will the Tenant permit undertenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

20th. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord my have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified, discharged or terminated orally.

21st. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the Tenant.

22nd. If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

23rd. In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupancy of said premises, and/or any claim of injury or damage.

24th. The Tenant waives all rights to redeem under any law of the State of New York.

25th. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

26th. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

27th. Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.

                                  See attached.

      And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord.

      AND IT IS MUTUALLY UNDERSTOOD AND AGREED that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

      IN WITNESS WHEREOF, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this day of 19

      Signed, sealed and delivered

In the presence of                      GASPAR INDUSTRIES, INC.

                                        BY:................................L. S.


                                        STEVEN SALOY

                                        BY:................................L. S.


                                        INFINITE TECHNOLOGY GROUP, LTD.

                                        BY:................................L. S.

                                   Exhibit "A"

                   [Diagram of 65 Washington Ave Lower Level]

RIDER TO LEASE DATED:
BETWEEN, GASPAR INDUSTRIES, INC., LANDLORD,  -AND-
INFINITE TECHNOLOGY GROUP, LTD.

28th The Tenant shall pay during the following periods, the following annual fixed rent, in the following monthly installments, in advance of the first day of each and every month:

                                                  ANNUAL          MONTHLY
PERIOD                                          FIXED RENT      INSTALLMENTS
------                                          ----------      ------------

Aug 1, 1996 thru July 31, 1997                  $31,200.00       $2,600.00
Aug 1, 1997 thru July 31, 1998                   32,760.00        2,730.00
Aug 1, l998 thru July 31, 1999                   34,398.00        2,866.50

29th The Tenant shall pay as additional rent hereunder:

            a) 50% of any increase in the real estate taxes levied against the building and lot known as 65 Washington Avenue, of which the demised premises is a part, which increase exceeds the General Tax for the year January 1, 1996 to December 31, 1996, the School Tax for the fiscal year July 1, 1996 to June 30, 1997; and the Village Tax for the fiscal year June 1, 1996 to May 31, 1997; and 50% of any other tax or assessment that may be levied against said building and lot.

            b) If the names, lien dates or items included in the real estate taxes now assessed against the parcels of which the demised premises form a part, are changed during the term of this lease, the tenant shall pay the aforesaid proportionate shares of the amounts by which the total real estate taxes paid by the Landlord, by whatever name such tax is called or periods covered, shall exceed the total amount now paid by the Landlord for the three taxes and base years set forth above.

            c) Any such increase in taxes shall be paid as additional rent, in advance of the lien dates of any such tax, upon presentation to the Tenant of a copy of the bill showing the tax due. Upon the Tenant's failure to pay any additional rent as billed by the Landlord, the Landlord may collect same as provided for herein and as provided by law. If Landlord receives a refund by reason of protesting the tax assessment, tenant shall receive it's proportionate share of additional rent refunded.

30th During the term of this lease Tenant shall at it's sole cost and expense, provide and keep in force, comprehensive public liability insurance including property damage, insuring Landlord and Tenant against liability for injury or damage to persons or property incurred in or about the demised premises or arising out of the ownership, maintenance, use or occupation thereof. Such policy shall be written by good and reputable solvent insurance companies, shall name the Landlord as an additional insured, and shall be for not less than $500,000.00 coverage in respect to any one person and not less than $1,000,000.00 coverage in respect to any one accident, and shall further provide that such policy will not be cancelled without at least fifteen (15) days prior written notice to the Landlord.

            At or prior to the commencement of this lease and at least fifteen
(15) days prior to the expiration of any such policy, Tenant shall deliver to Landlord an appropriate Certificate of Insurance evidencing the existence and continuation of the required coverage. Upon Tenant's failure to comply in full with these provisions the Landlord shall have the right to secure or pay the charges for any such policy and charge the Tenant as additional rent therefore.

            Tenant shall indemnify and hold Landlord harmless from and against any and all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance, suffered or incurred as a result of any breach by the Tenant of any covenant or condition of this lease.

31st Tenant acknowledges that Landlord has made no representations as to the physical condition, operation or any other matter relating to the demised premises; that Tenant has had full opportunity and has made a thorough inspection of the premises and is familiar with same; and Tenant agrees to accept delivery of the premises in their present "as is" condition.

32nd Tenant will pay for the electricity, water and fuel oil used in the demised premises; shall maintain and pay the cost of a service contract on the heating and air conditioning systems; and shall also pay for its own rubbish removal and janitorial services.

33rd Tenant shall have the use of two reserved parking spaces at the end of Washington Avenue.

            Landlord shall keep the parking areas and entrances free of snow and debris.

34th If Landlord institutes any proceeding or any action against the tenant for breach of the terms and conditions of this lease, Landlord shall be entitled to reimbursement for all the costs and expenses incurred including reasonable attorney's fees.

35th Landlord at its sole expense shall supply to Tenant its proportionate share of matching signage on the outside of the building.


                                        GASPAR INDUSTRIES, INC.

                                        By______________________________________


                                        INFINITE TECHNOLOGY GROUP, LTD.

                                        By______________________________________

                          EXTENSION OF LEASE AGREEMENT

      AGREEMENT made this 28th day of July 1999, between GASPAR INDUSTRIES, INC. a New York corporation, with offices at 80 Jefferson Avenue, Mineola, New York 11501, (Landlord), and INFINITE TECHNOLOGY GROUP, LTD., a New York corporation, with offices at 77 Jericho Turnpike, Mineola, New York 11501, (Tenant).

                                  WITNESSETH:

      WHEREAS, the parties hereto entered into a Lease Agreement covering approximately 5,500 square feet (entire lower level) of premises 65 Washington Avenue, Mineola, New York 11501, for a period of three (3) years commencing August 1, 1996 and terminating on July 31, 1999 and

      WHEREAS, the parties are desirous of extending the aforesaid Lease under the terms and conditions hereinafter set forth,

      NOW, THEREFORE, in consideration of the mutual convenants herein contained, and those in the stated Lease, the parties hereby agree as follows:

      FIRST: The term of the extended Lease shall commence on August 1, 1999 and terminate on July 31, 2002.

SECOND: The tenant shall pay during the following period, the following annual fixed rent, in the following montly installments, in advance of the first day of each and every month:

                                   ANNUAL
           PERIOD                  FIXED RENT              INSTALLMENTS
           ------                  ----------              ------------

August 1, 1999--July 31, 2000      $35,430.00               $2,952.50
August 1, 2000--July 31, 2001      $36,492.96               $3,041.08
August 1, 2001--July 31, 2002      $37,587.72               $3,132,31

THIRD: That except as modified by this extension agreement, all of the terms and conditions of the original Lease, shall apply during the extended term herein granted.

IN WITNESS WHEREOF. The parties hereto have executed this Agreement the day and year first written above


                                        GASPAR INDUSTRIES, INC.

                                        By:_____________________________________
                                                     Stephen Saloy


                                        INFINITE TECHNOLOGY GROUP, LTD.

                                        By:_____________________________________
                                                     James McGowan

                          EXTENTION OF LEASE AGREEMENT

      AGREEMENT made this 1st day of April 1999, between GASPAR INDUSTRIES, INC., a New York Corporation, with offices at 80 Jefferson Avenue, Mineola, New York 11501, (Landlord), and INFINITE TECHNOLOGY GROUP, LTD. A New York corporation, with offices at 77 Jericho Turnpike, Mineola, New York 11501, (Tenant).

                              W I T N E S S E T H:

      WHEREAS, the parties hereto entered into a Lease Agreement covering approximately 2,400 square feet on the upper level of premises 65 Washington Avenue, Mineola, New York 11501, for a period of two (2) years commencing March 1, 1997 and terminating on February 28, 1999, and

      WHEREAS, the parties are desirous of extending the aforesaid Lease under the terms and conditions hereinafter set forth,

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, and those in the stated Lease, the parties hereby agree as follows:

      FIRST: The term of the extended Lease shall commence on March 1, 1999 and terminate on February 28, 2002.

      SECOND: The Tenant shall pay during the following period, the following annual fixed rent, in the following monthly installments, in advance of the first day of each and every month:

                                            ANNUAL            MONTHLY
            PERIOD                        FIXED RENT        INSTALLMENTS
            ------                        ----------        ------------
March 1, 1999-February 29, 2000           $23,360.40         $1,946.70
March 1, 2000-February 28, 2001           $24,061.20         $2,005.10
March 1, 2002-February 28, 2002           $24,783.00         $2,065/25

      THIRD: That except as modified by this extension agreement, all of the terms and conditions of the original Lease, shall apply during the extended term herein granted.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above.


                                         GASPAR INDUSTRIES, INC.

                                         by /s/ Steven Saloy, Pres.
                                            -------------------------------
                                            Steven Saloy

                                         INFINITE TECHNOLOGY GROUP, LTD.

                                         by /s/ JAMES McGOWAN
                                            -------------------------------

      This Agreement BETWEEN

GASPAR INDUSTRIES, INC., a New York Corporation, with offices at 80 Jefferson Avenue, Mineola, New York 11501,

                                                                    as Landlord

and

INFINITE TECHNOLOGY GROUP, LTD., a New York Corporation, with offices at 77 Jericho Turnpike, Mineola, New York 11501,

                                                                       as Tenant

Witnesseth; The Landlord hereby leases to the Tenant the following premises:

Approximately 5,000 square feet on the lower level of premises 249 Elm Place, Mineola, New York 11501, as shown on Exhibit "A" attached, plus covered parking on the lower level,

for the term of three (3) years

to commence from the 1st day of July 1997 and to end on the 30th day of June 2000 to be used and occupied only for storage and integration of computer equipment,

                                    upon the conditions and covenants following:

1st. That the Tenant shall pay the annual rent as set forth in Rider Paragraph 28th.

2nd. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all repairs except structural

and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

3rd. That the Tenant shall promptly execute and comply with all statues, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost and expense.

4th. That the Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or underlease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord as if it were the expiration of the original term.

5th. Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises cannot be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the Premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damaged structural parts of the Premises. Landlord is not required to repair or replace any equipment, fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord's control.

      If the fire or other casualty is caused by an act or neglect of Tenant, Tenant's employees or invitees, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant's expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent.

      Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord's intention to demolish or rebuild. The Lease will end 30 days after Landlord's cancellation notice to Tenant. Tenant must deliver the Premises to Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. This Section is intended to replace the terms of New York Real Property Law Section 227.

6th. The said Tenant agrees that the said Landlord and the Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

7th. The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8th. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

9th. Landlord may replace, at the expense of Tenant, any and all broken glass in and about the demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Bills, for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereon shall be deemed to be, and be paid as, additional rental. Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.



12th. That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

13th. That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the service of any notice in writing of intention to re-enter.

14th. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereinafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term granted is expressly limited accordingly.



16th. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

17th. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving the Tenant five days' notice in writing of the Landlord's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.



19th. That the Tenant will not nor will the Tenant permit undertenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

20th. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord my have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified, discharged or terminated orally.

21st. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the Tenant.

22nd. If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

23rd. In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupancy of said premises, and/or any claim of injury or damage.

24th. The Tenant waives all rights to redeem under any law of the State of New York.

25th. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

26th. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

27th. Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.

      And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord.

      And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

      IN WITNESS WHEREOF, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this
          day of          19

      Signed, sealed and delivered

In the presence of

                                        GASPAR INDUSTRIES, INC.

                                        BY:  /s/ Steven Saloy
                                            ...............................L. S.
                                            STEVEN SALOY


                                        INFINITE TECHNOLOGY GROUP, LTD.

                                        BY:  /s/ JAMES McGOWAN
                                            .............................. L. S.

RIDER TO LEASE DATED:
BETWEEN, GASPAR INDUSTRIES, INC., LANDLORD,  -AND-
QUEENS REPRODUCTIONS, INC.

28th. The Tenant shall pay during the following periods, the following annual fixed rent, in the following monthly installments, in advance of the first day of each and every month:

                                            ANNUAL           MONTHLY
PERIOD                                    FIXED RENT      INSTALLMENTS
------                                    ----------      ------------

July 1, 1997 thru Jun 30, 1998            $36,000.00      $  3,000.00
July 1, 1998 thru Jun 30, 1999             37,800.00         3,150.00
July 1, 1999 thru Jun 30, 2000             39,690.00         3,307.50

29th The Tenant shall pay as additional rent hereunder:

            a) 42% of any increase in the real estate taxes levied against the building and lot known as 77 Jericho Turnpike of which the demised premises is a part, which increase exceeds the General Tax for the year January 1, 1997 to December 31, 1997, the School Tax for the fiscal year July 1, 1996 to June 30, 1997; and the Village Tax for the fiscal year June 1, 1996 to May 31, 1997; and 42% of any other tax or assessment that may be levied against said building and lot.

            b) If the names, lien dates or items included in the real estate taxes now assessed against the parcels of which the demised premises form a part, are changed during the term of this lease, the tenant shall pay the aforesaid proportionate shares of the amounts by which the total real estate taxes paid by the Landlord, by whatever name such tax is called or periods covered, shall exceed the total amount now paid by the Landlord for the three taxes and base years set forth above.

            c) Any such increase in taxes shall be paid as additional rent, in advance of the lien dates of any such tax, or at landlord's option, monthly simultaneously with the payment of the fixed rent, of the fixed rent, upon presentation to the Tenant of a copy of the bill showing the tax due. Upon the Tenant's failure to pay any additional rent as billed by the Landlord, the Landlord may collect same as provided for herein and as provided by law. If Landlord receives a refund by reason of protesting the tax assessment, tenant shall receive its proportionate share of additional rent refunded.

30th During the term of this lease Tenant shall at it's sole cost and expense, provide and keep in force, comprehensive public liability insurance including property damage, insuring Landlord and Tenant against liability for injury or damage to persons or property incurred in or about the demised premises or arising out of the ownership, maintenance, use or occupation thereof. Such policy shall be written by good and reputable solvent insurance companies, shall name the Landlord as an additional insured, and shall be for not less than $500,000.00 coverage in respect to any one person and not less than $1,000,000.00 coverage in respect to any one accident, and shall further provide that such policy will not be cancelled without at least fifteen (15) days prior written notice to the Landlord.

            At or prior to the commencement of this lease and at least fifteen
(15) days prior to the expiration of any such policy, Tenant shall deliver to Landlord an appropriate Certificate of Insurance evidencing the existence and continuation of the required coverage. Upon Tenant's failure to comply in full with these provisions the Landlord shall have the right to secure or pay the charges for any such policy and charge the Tenant as additional rent therefore.

            Tenant shall indemnify and hold Landlord harmless from and against any and all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance, suffered or incurred as a result of any breach by the Tenant of any covenant or condition of this lease.

31st Tenant acknowledges that Landlord has made no representations as to the physical condition, operation or any other matter relating to the demised premises; that Tenant has had full opportunity and has made a thorough inspection of the premises and is familiar with same; and Tenant agrees to accept delivery of the premises in their present "as is" condition.

32nd Tenant will pay to the Landlord for electricity and fuel oil used in the demised premises, as per separate LILCO meter and separate fuel oil tank; shall maintain and pay the cost of a service contract on the heating and air conditioning systems; and shall also pay for its own rubbish removal and janitorial services.

33rd Tenant shall have the use of all parking spaces on the lower level.

            Landlord shall keep the parking areas and entrances free of snow and debris.

34th If Landlord institutes any proceeding or any action against the tenant for breach of the terms and conditions of this lease, Landlord shall be entitled to reimbursement for all the costs and expenses incurred including reasonable attorney's fees.

35th Landlord at its sole expense shall supply to Tenant its proportionate share of matching signage on the outside of the building.

                                        GASPAR INDUSTRIES, INC.

                                        By /s/ Steven Saloy
                                           -------------------------------------


                                        INFINITE TECHNOLOGY GROUP, LTD.

                                        By /s/ JAMES McGOWAN
                                           -------------------------------------

                                   Exhibit "A"

                [Diagram of 249 Elm Place, Mineola, NY Lower Level]

      This Agreement BETWEEN

GASPAR INDUSTRIES, INC., a New York Corporation, with offices at 80 Jefferson Avenue, Mineola, New York 11501,

                                                                    as Landlord,

and

INFINITE TECHNOLOGY GROUP, LTD., a New York Corporation, with offices at 77 Jericho Turnpike, Mineola, New York 11501,

                                                                       as Tenant

Witnesseth: The Landlord hereby leases to the Tenant the following premises:

Approximately 5,400 sq. ft. on the lower level of premises 77 Jericho Turnpike, Mineola, New York, as shown on Exhibit "A" & "B" attached,

for the term of Three (3) years

to commence from the 1st day of January 1998 and to end on the

31st day of December 2000 to be used and occupied only for offices and storage and display of computer equipment,

                                    upon the conditions and covenants following:

1st. That the Tenant shall pay the annual rent as set forth in Rider Paragraph 28th.

2nd. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all repairs except structural and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

3rd. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost and expense.

4th. That the Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or underlease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord as if it were the expiration of the original term.

5th. Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises can not be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the Premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damages structural parts of the Premises. Landlord is not required to repair or replace any equipment, fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord's control.

      If the fire or other casualty is caused by an act or neglect of Tenant, Tenant's employees or invitees, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant's expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent.

      Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord's intention to demolish or rebuild. The Lease will end 30 days after Landlord's cancellation notice to Tenant. Tenant must deliver the Premises to Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. If the Lease is cancelled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire or casualty. This Section is intended to replace the terms of New York Real Property Law Section 227.

6th. The said Tenant agrees that the said Landlord and the Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

7th. The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8th. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency

9th. Landlord may replace, at the expense of Tenant, any and all broken glass in and about the demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Bills, for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereon shall be deemed to be, and be paid as, additional rental. Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

12th. That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

13th. That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the service of any notice in writing of intention to re-enter.

14th. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term herby granted is expressly limited accordingly.

15th. The Tenant has this day deposited with the Landlord the sum of $
           as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord.

16th. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

17th. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statues, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof on giving to the Tenant five days' notice in writing of the Landlord's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said ate were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

19th. That the Tenant will not nor will the Tenant permit undertenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

20th. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified, discharged or terminated orally.

21st. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the Tenant.

22nd. If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

23rd. In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupancy of said premises, and/or any claim of injury or damage.

24th. The Tenant waives all rights to redeem under any law of the State of New York.

25th. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

26th. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

27th. Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.

      And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord.

      And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

      In Witness Whereof, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this day of April 1998

      Signed, sealed and delivered

in the presence of

                                        GASPAR INDUSTRIES, INC.

                                        BY:  /s/ Steven Saloy
                                            ...............................L. S.
                                            STEVEN SALOY


                                        INFINITE TECHNOLOGY GROUP, LTD.
                                        .................................. L. S.

                                        BY:  /s/ JAMES McGOWAN
                                            .............................. L. S.

RIDER TO LEASE DATED:
BETWEEN, GASPAR INDUSTRIES, INC., LANDLORD,  -AND-
QUEENS REPRODUCTIONS, INC.

28TH. The Tenant shall pay during the following periods, the following annual fixed rent, in the following monthly installments, in advance of the first day of each and every month:

                                      ANNUAL           MONTHLY
PERIOD                              FIXED RENT      INSTALLMENTS
------                              ----------      ------------

Jan 1, 1998 thru Dec 31, 1998       $78,382.44        $6,531.87
Jan 1, 1999 thru Dec 31, 1999        82,301.52         6,858.46
Jan 1, 2000 thru Dec 31, 2000        86,416.56         7,201.38

29th The Tenant shall pay as additional rent hereunder:

            a) 41% of any increase in the real estate taxes levied against the building and lot known as 77 Jericho Turnpike of which the demised premises is a part, which increase exceeds the General Tax for the year January 1, 1998 to December 31, 1998, the School Tax for the fiscal year July 1, 1997 to June 30, 1998; and the Village Tax for the fiscal year June 1, 1997 to May 31, 1998; and 41% of any other tax or assessment that may be levied against said building and lot.

            b) If the names, lien dates or items included in the real estate taxes now assessed against the parcels of which the demised premises form a part, are changed during the term of this lease, the tenant shall pay the aforesaid proportionate shares of the amounts by which the total real estate taxes paid by the Landlord, by whatever name such tax is called or periods covered, shall exceed the total amount now paid by the Landlord for the three taxes and base years set forth above.

            c) Any such increase in taxes shall be paid as additional rent, in advance of the lien dates of any such tax, or at landlord's option, monthly simultaneously with the payment upon presentation to the Tenant of a copy of the bill showing the tax due. Upon the Tenant's failure to pay any additional rent as billed by the Landlord, the Landlord may collect same as provided for herein and as provided by law. If Landlord receives a refund by reason of protesting the tax assessment, tenant shall receive its proportionate share of additional rent refunded.

30th During the term of this lease Tenant shall at it's sole cost and expense, provide and keep in force, comprehensive public liability insurance including property damage, insuring Landlord and Tenant against liability for injury or damage to persons or property incurred in or about the demised premises or arising out of the ownership, maintenance, use or occupation thereof. Such policy shall be written by good and reputable solvent insurance companies, shall name the Landlord as an additional insured, and shall be for not less than $500,000.00 coverage in respect to any one person and not less than $1,000,000.00 coverage in respect to any one accident, and shall further provide that such policy will not be cancelled without at least fifteen (15) days prior written notice to the Landlord.

            At or prior to the commencement of this lease and at least fifteen
(15) days prior to the expiration of any such policy, Tenant shall deliver to Landlord an appropriate Certificate of Insurance evidencing the existence and continuation of the required coverage. Upon Tenant's failure to comply in full with these provisions the Landlord shall have the right to secure or pay the charges for any such policy and charge the Tenant as additional rent therefore.

            Tenant shall indemnify and hold Landlord harmless from and against any and all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance, suffered or incurred as a result of any breach by the Tenant of any covenant or condition of this lease.

31st Tenant acknowledges that Landlord has made no representations as to the physical condition, operation or any other matter relating to the demised premises; that Tenant has had full opportunity and has made a thorough inspection of the premises and is familiar with same; and Tenant agrees to accept delivery of the premises in their present "as is" condition.

32nd Tenant will pay to the Landlord for electricity and gas, the usage metered by the LILCO meter for the entire lower level.

            Tenant shall also pay for its own rubbish removal and janitorial services.

            Landlord will maintain heating and air conditioning systems.

33rd Tenant shall have the use of eight (8) parking spaces in the covered parking garage, and eight (8) parking spaces on the concrete area outside the entrance to the premises.

            Landlord shall keep the parking areas and entrances free of snow and debris.

34th If Landlord institutes any proceeding or any action against the tenant for breach of the terms and conditions of this lease, Landlord shall be entitled to reimbursement for all the costs and expenses incurred including reasonable attorney's fees.

35th Landlord at its sole expense shall supply to Tenant its proportionate share of matching signage on the outside of the building.

36th Tenant presently occupies the area identified as Exhibit "A", under a lease which expired on September 30, 1997. The security of $5,500.00 which the tenant deposited under the prior lease constitutes the deposit paid pursuant to paragraph 15 of this lease.

                                        GASPAR INDUSTRIES, INC.

                                        By /s/ Steven Saloy
                                           -------------------------------------


                                        INFINITE TECHNOLOGY GROUP, LTD.

                                        By /s/ JAMES McGOWAN
                                           -------------------------------------

                                   Exhibit "A"

               [Diagram of 77 Jericho Turnpike, Mineola, NY 11501]

                                   Exhibit "B"

         [Diagram of Lower Level of 77 Jericho Turnpike, Mineola, NY 11501]